UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2021

Troika Media Group, Inc.
(Exact name of registrant as speciﬁed in its charter)

Nevada	001-40329	83-0401552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identiﬁcation No.)

1715 N. Gower Street, Los Angeles, CA	90028
(Address of principal executive oﬃces)	(Zip Code)

Registrant’s telephone number, including area code 323-965-1650

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares $0.01 par value	TRKA	The NASDAQ Capital Market.

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On May 21, 2021 Troika Media Group, Inc. (the “Company”), through its wholly-owned subsidiary, Redeeem Acquisition Corp., a California corporation (“Buyer”), entered into an Asset Purchase Agreement (the “APA”) with Redeeem LLC, a California limited liability company (“Seller or Redeeem”) and its Manager, Kyle Hill. Redeeem, as described below, is a peer-to-peer exchange that facilitates the purchase, sale and trade of digital goods in exchange for Bitcoin (BTC), Ethereum (ETH) and Stablecoins (ERC-20) and other cryptocurrencies and also has experience in the creation and management of non-fungible tokens (NFTs) which will add crypto technology to the suite of services available to our client base. Pursuant to the terms of the APA, the Buyer agreed to purchase from Redeeem substantially all of the assets (the “Purchased Assets”) and certain specified liabilities of Redeeem. Subject to the terms and conditions of the APA, the parties agreed to the following:

•

The Purchase Price for the Purchased Assets is $12,100,000, along with the assumption of approximately $165,000 of specified liabilities. The Purchase Price is to be paid as follows (i) $1,210,000 (10%) in cash at Closing, (ii) $1,210,000 (10%) in restricted shares of the Company’s Common Stock paid upon determination of the Share Price Calculation Period, equal to the lesser of (iii) the daily average of the closing price of the Company’s Common Stock commencing on the date 14 days prior to Closing and ending on the date 14 days after the Closing, or (ii) $4.15 per share, and (iii) $9,600,000 (80%) in shares of the Company’s Common Stock to be released from escrow pursuant to vesting agreements with Redeeem’s members in three (3) equal installments over the three-year period commencing on the Closing date, with the first tranche vesting at the end of year one.

•

All of the shares of the Company’s Common Stock issued to the former members of Redeeem and Kyle Hill’s designees shall be included in a registration statement to be filed with the SEC not later than 60 days from the Closing date and 90% of the shares will vest over a three-year period, with the first tranche vesting at the end of year one.

•

The Company shall allocate 650,000 stock options for Kyle Hill, Redeeem’s founder and CEO, to distribute to current and future employees of the Buyer, which options shall vest over a three-year period.

•

A three-year employment agreement with Kyle Hill, who was elected President of Buyer and Head of Digital Assets of the Company; with an annual base salary of $300,000 and a discretionary bonus, as set forth below under Item 5.02.

•	The Buyer shall hire Redeeem employees with budget compensation for $1,304,000 for the for the next twelve months.

•

The foregoing description of the APA and related definitive agreements are only a summary and do not purport to be complete and are qualified in their entirety by reference to be full APA and related agreements, which are attached hereto as exhibits set forth below and incorporated herein by reference. Certain schedules and exhibits of the APA and of the related agreements shall remain confidential and shall be provided to the SEC upon request.

THE BUSINESS OF REDEEEM

Redeeem, founded in 2018 by Kyle Hill, is a peer-to-peer (P2P) exchange that facilitates the purchase, sale and trade of digital goods using bitcoin and other cryptocurrencies. Redeeem allows virtually any company to safely and easily tokenize products, build decentralized apps (dapps) and provide digital services at a fraction of the cost of building blockchain services in-house. Redeeem’s mission and vision is to create a decentralized network of millions of freelancers connected over multiple blockchains.

Most freelance marketplaces are built on Web 2.0 standards that rely on traditional bank rails and store data in centralized data warehouses, making them vulnerable to hacks, seizures, censorships and outages. Many projects are exploring blockchains as a way to improve efficiencies in their supply chain. Web 2.0 marketplaces are social networks and mobile-first and are always on cloud-driven computing. Web 3.0 uses artificial intelligence (AI)-driven services using a decentralized (e.g., blockchain) data architecture with edge computing infrastructure. Currently, there is no specialized framework to build the next standard Web 3.0 marketplace specifically for a global workforce who want to live on the latest decentralized standards. The 3.0 philosophy contrasts 2.0 internet mainly in the way it allows data to be transparent, interconnected, immutable and decentralized from day one to build towards more open standards.

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Redeeem believes, based on management’s extensive knowledge of the industry, that it is building one of the first token as a service (TAAS) platforms that helps the legacy Web 2.0 freelance marketplace modernize to Web 3.0 standards without expensive or complicated integrations. The most disruptive Web 3.0 protocol is Bitcoin, the world’s first and most successful implementation of a blockchain. The three areas of disruption the Buyer will focus on in digital currencies are decentralized finance (defi), decentralized apps (dapps) and digital services.

With a fixed supply of 21 million bitcoin tokens, Bitcoin gives people living in hyperinflationary countries in Asia,Africa and Latin America, the ability to protect their financial assets in bitcoins. Nearly half of the “unbanked” population do not have a reliable or efficient access to a bank or financial institution, but with Bitcoin they don’t need centralized bank accounts. Redeeem’s business-to-business (B2B) white-label (for individual clients) platform can be used by founders, entrepreneurs and small business owners to accelerate their business in any industry using blockchain services. Redeeem may explore education services to help educate and onboard customers faster and easier than with manual consulting services.

Redeeem’s experience with NFTs and other forms of crypto assets will  augment  Troika’s core business by adding additional offerings. An NFT is a unit of data stored on a digital ledger, called a blockchain, that certifies a digital asset to be unique and not interchangeable. NFTs can be used to represent items such as photos, videos, audio, and other types of digital files like wine, gift cards, physical artwork, tickets to live events, and other collectibles. NFTs can also be used to connect artists with collectors without central intermediaries. NFTs can reduce risk in transactions, improve overall transparency, simplify online trading, replace traditional banking operations, and thousands of other creative opportunities. Much of the current market for NFTs is centered around collectibles, such as digital artwork, sports cards, and rarities. One of the most popular NFT marketplaces is undoubtedly NBA TopShot, a marketplace created by Dapper Labs to collect digital “moments” from historical NBA games. The Vancouver-based gaming company Dapper Labs was valued at $7.5 billion in the most recent fundraise in April 2021. Other NFT marketplaces include Axie Infinity, Sorare, CryptoPunks, CryptoKitties, Rarible and OpenSea.

Competitive Advantages.

Any business that wants to launch a token marketplace on a blockchain can work with Troika to develop a safe, easy and cost-efficient onboarding process. Troika will enter markets with low financial risk, high liquidity, low fraud rates, good relationships, low correlation to traditional asset classes, proven scalability, and immediate growth potential. Troika will disrupt traditional media, entertainment and Web 20.0 marketplaces by building apps, tokens, games and live experiences using the latest Web 3.0 protocols.

Redeeem’s existing products will be complementary to brands looking to build with blockchain or NFTs. Our main competitive advantages will be drawn from the synergy of having over a dozen blockchain management services in-house instead of across disparate software vendors. Some of the services include:

•          Crypto APIs

•          Crypto Prices

•          Crypto Swaps

•          Crypto Custody

•          Crypto Vouchers

•          Crypto Liquidity

•          Crypto Insurance

•          Crypto Compliance

•          Crypto Governance

•          Crypto Security

•          Crypto Identity

•          Crypto Tokens

•          Crypto Games

•          Crypto Press

•          Crypto Bots

Marketplace

Troika will evolve into a mass media, entertainment and digital assets platform that helps companies realize their brand value through apps, tokens, games and live experiences. Troika Digital Assets, headquartered in Santa Monica and Hollywood, will continue their path to become a regulated blockchain platform and digital bank that aims to build a more open, digital world. Redeeem has already entered the industry verticals of gift cards, bank transfers, fine wine, crypto vouchers, NFT artwork and press releases, and they expect to launch additional verticals in 2021 all under the Troika umbrella. Troika’s vast entertainment, sports and marquee brand clients will similarly leverage the new blockchain services and NFT capabilities without building custom marketplaces for each brand.

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ITEM 2.01 COMPLETION OF THE AGREEMENT OR DISPOSITION OF ASSETS

See Item 1.01 for information concerning the APA, which was completed on May 21, 2021, as described above and incorporated by reference into this Item 2.01.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

See Item 1.01 regarding the issuance of $10,890,000 of shares of Common Stock to the former members of Redeeem LLC and their designees, pursuant to the terms and conditions of the APA. No discounts or commissions were paid and no underwriters or placement agents were involved in the acquisition of Redeeem. All of the shares described above were exempt from registration pursuant to the exemption set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, as not involving any public offering.

ITEM 5.02 RESIGNATIONS OF DIRECTORS OR CERTAIN OFFICERS: ELECTION OF DIRECTORS, APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENT OF CERTAIN OFFICERS

Kyle Hill, age 34, was elected President of Redeeem Acquisition Corp. (to be renamed Redeeem Inc.) upon the completion of the APA described in Item 1.01 above. Kyle is the founder and CEO of Redeeem, a peer-to-peer bitcoin and other cryptocurrencies exchange launched in 2018. He has over ten years of experience building disruptive tech companies across multiple industries, such as senior home care, bar and nightclub industry, point-of-sale systems, health and wellness, and bitcoin and cryptocurrencies.

From May 2013 to June 2018, Kyle was CEO of HomeHero, one of the largest providers of non-medical home care in California. HomeHero raised $23 million and provided over 1 million hours of home care to thousands of families before being acquired in 2018 in a private sale. HomeHero relaunched as "Family Directed" in 2019 to provide fast, safe and transparent home care services to seniors nationwide.

In 2016, Mr. Hill gave a TED Talk on healthcare innovation and was named to Forbes “30 Under 30” list in Healthcare and LA Business Journal's "20 in their 20s". Hill graduated with a BA in Economics from Pomona College and was nominated to the Alumni Board at Pomona College in 2019. He worked as an equity analyst at Robert W. Baird & Co for over five years before moving to San Francisco to become an entrepreneur. He is an avid soccer player, triathlete, scuba diver, chess player, and volunteer for the Muscular Dystrophy Association.

Troika is retaining all five employees of Redeeem with Kyle Hill, who bring to Troika over 15 years of combined experience in blockchain (five years), decentralized applications (dapps), interactive games, NFTs and other emerging Web 3.0 protocols, as well as five advisors in the acquisition.

See Item 1.01 regarding the appointment of Kyle Hill as President of Redeeem Acquisition Corp. Mr. Hill entered into a three-year employment agreement with the Buyer dated as of the Closing date to serve as Redeeem’s President (the “Employment Agreement”). The Employment Agreement provides for an annual salary of $300,000 and a discretionary bonus for the term, subject to the one-year extensions unless earlier terminated.

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Forward-Looking Statements

Certain statements in this report that are not historical facts are forward-looking statements that reflect management's current expectations, assumptions, and estimates of future performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as "believe," "expects," "may," "looks to," "will," "should," "plan," "intend," "on condition," "target," "see," "potential," "estimates," "preliminary," or "anticipates" or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances, or effects. Moreover, forward-looking statements in this report include, but are not limited to, the impact of the current COVID-19 pandemic, which may limit access to the Company's facilities, customers, management, support staff, and professional advisors, and to develop and deliver advanced voice and data communications systems, demand for the Company's products and services, economic conditions in the U.S. and worldwide, and the Company's ability to recruit and retain management, technical, and sales personnel. Further information relating to factors that may impact the Company's results and forward-looking statements are disclosed in the Company's filings with the SEC. The forward-looking statements contained in this report are made as of the date of this report, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statement of Business Acquired – The financial statements required by Item 9.01 (a) of Form 8-K of the business acquired shall be filed by amendment not later than 71 calendar days after May 27, 2021, the date this initial report on Form 8-K was due to be filed.

(b)

Pro forma financial information – The pro forma financial information required by Item 9.01(b)1 shall be filed no later than 71 Calendar days after May 27, 2021, the date this initial report on Form 8-K was due to be filed.

(c)	Not applicable.

(d)	Exhibits A copy of the press release dated May 24, 2021, titled “Troika Media Group Acquires Crypto/NFT Platform Redeeem “ is being furnished on Exhibit 99.1 with this Form 8-K.

Exhibit No.	Description

2.1	Asset Purchase Agreement dated May 21, 2021, by and among Troika Media Group, Inc., Redeeem LLC, Redeeem Acquisition Corp., and Kyle Hill.

10.1	Employment Agreement by and between Kyle Hill and Redeeem Acquisition Corp.

10.2	Escrow Agreement by and among Redeeem Acquisition Corp., Troika Media Group, Inc., the members of Redeeem LLC and their designees, and Davidoff Hutcher & Citron LLP, as Escrow Agent.

10.3	Form of Lock-Up Agreement

99.1	Press Release dated May 24, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Troika Media Group, Inc.
(Registrant)

Date: May 25, 2021	By:	/s/ Robert Machinist
(Signature)
Robert Machinist,
Chief Executive Officer

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